                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Turnstone Systems, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            TURNSTONE SYSTEMS, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            Wednesday, May 10, 2000
                                   10:00 a.m.

TO OUR STOCKHOLDERS:

     The 2000 Annual Meeting of Stockholders of Turnstone Systems, Inc. will be held on Wednesday, May 10, 2000, at 10:00 a.m. at our offices at 274 Ferguson Drive, Mountain View, California 94043. At this meeting, our stockholders will consider and vote upon the following matters:

     1. The election of two (2) Class I directors to serve three-year terms;

     2. The approval of our 2000 Stock Plan in order to insure that we are able to deduct compensation under federal tax laws;

     3. The ratification of the appointment of KPMG LLP as our independent public accountants for the fiscal year ending December 31, 2000; and

     4. The transaction of other business that may properly come before the meeting or any adjournment thereof.

     Stockholders who owned shares of our stock at the close of business on Friday, March 31, 2000 are entitled to attend and vote at the meeting. A complete list of these stockholders will be available during normal business hours for ten days prior to the meeting at our headquarters located at 274 Ferguson Drive, Mountain View, California 94043. A stockholder may examine the list for any legally valid purpose related to the meeting.

     Whether or not you plan to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card as promptly as possible in the accompanying reply envelope. You may also be able to submit your proxy over the Internet or by telephone. For specific instructions, please refer to the information provided with your proxy card.

                                          For the Board of Directors
                                          TURNSTONE SYSTEMS, INC.

                                          /s/ M. Denise Savoie
                                          M. Denise Savoie
                                          Assistant Secretary
Mountain View, California
April 12, 2000

                            YOUR VOTE IS IMPORTANT.

       PLEASE COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY AS PROMPTLY AS
                POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
GENERAL INFORMATION.........................................    1
  Voting Procedures.........................................    1
  Methods of Voting.........................................    1
  Revoking Your Proxy.......................................    2
  Quorum Requirement........................................    2
  Votes Required for Each Proposal..........................    2
  Abstentions and Broker Non-Votes..........................    2
  Proxy Solicitation Costs..................................    3
  Deadline for Receipt of Stockholder Proposals for 2001
     Annual Meeting.........................................    3
SUMMARY OF PROPOSALS........................................    3
PROPOSAL ONE ELECTION OF CLASS I DIRECTORS..................    5
  Nominees..................................................    5
  Vote Required and Board of Directors' Recommendation......    7
  Board and Committee Meetings..............................    7
  Director Compensation.....................................    7
  Compensation Committee Interlocks and Insider
     Participation..........................................    8
PROPOSAL TWO APPROVAL OF 2000 STOCK PLAN....................    9
  General Description.......................................    9
  Vote Required and Board of Directors' Recommendation......    9
  Purposes of the Plan......................................    9
  Administration............................................    9
  Eligibility and Limitations...............................   10
  Terms of Options..........................................   10
  Adjustment Upon Changes in Capitalization or Merger.......   11
  Amendment and Termination.................................   11
  Tax Information...........................................   12
  Participation in the 2000 Stock Plan......................   13
PROPOSAL THREE RATIFICATION OF APPOINTMENT OF INDEPENDENT
  ACCOUNTANTS...............................................   13
  Vote Required and Board of Directors' Recommendation......   13
STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS....   14
EXECUTIVE COMPENSATION......................................   16
EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS....   18
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF
  DIRECTORS.................................................   19
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.....   20
CERTAIN TRANSACTIONS........................................   21
COMPANY PERFORMANCE.........................................   22
OTHER MATTERS...............................................   22

                            TURNSTONE SYSTEMS, INC.
                            ------------------------

                            PROXY STATEMENT FOR THE
                      2000 ANNUAL MEETING OF STOCKHOLDERS
                            ------------------------

                              GENERAL INFORMATION

     The Board of Directors of Turnstone Systems, Inc., a Delaware corporation, is soliciting the enclosed proxy from you. The proxy will be used at our 2000 Annual Meeting of Stockholders to be held at 10:00 a.m. on Wednesday, May 10, 2000 at our principal executive offices located at 274 Ferguson Drive, Mountain View, California 94043.

     This proxy statement contains important information regarding our annual meeting. Specifically, it identifies the proposals on which you are being asked to vote, provides information you may find useful in determining how to vote, and describes the voting procedures.

     We use several abbreviations in this proxy statement. We refer to our company as "Turnstone Systems." The term "proxy materials" includes this proxy statement, as well as the enclosed proxy card and 1999 Annual Report. References to "fiscal 1999" mean our 1999 fiscal year which began on January 1, 1999 and ended on December 31, 1999.

     Our Board of Directors is sending this proxy statement on or about April 10, 2000 to all our stockholders as of the record date, March 31, 2000. Stockholders who owned Turnstone Systems' common stock at the close of business on March 31, 2000 are entitled to attend and vote at the annual meeting. On the record date, we had approximately 30,155,210 shares of our common stock issued and outstanding. We had 128 record stockholders as the record date and believe that our common stock is held by more than 8,127 beneficial owners.

VOTING PROCEDURES

     As a stockholder, you have the right to vote on certain business matters affecting our company. The three proposals that will be presented at the meeting, and upon which you are being asked to vote, are discussed in the sections entitled "Proposal One," "Proposal Two," and "Proposal Three." Each share of Turnstone Systems' common stock you own entitles you to one vote. The enclosed proxy card indicates the number of shares you own. You can vote by returning the enclosed proxy in the envelope provided or by attending the annual meeting. In addition, you may be able to vote by touch-tone telephone or over the Internet if your proxy card includes instructions for voting in these manners.

METHODS OF VOTING

     VOTING BY MAIL. By signing and returning the proxy card in the enclosed prepaid and addressed envelope, you are enabling the individuals named on the proxy card (known as "proxies") to vote your shares at the meeting in the manner you indicate. We encourage you to sign and return the proxy card even if you plan to attend the meeting. In this way, your shares will be voted even if you are unable to attend the meeting.

     Your shares will be voted in accordance with the instructions you indicate on the proxy card. If you return the proxy card but do not indicate your voting instructions, your shares will be voted as follows:

     - FOR the two named nominees for Class I directors;

     - FOR approval of the 2000 Stock Plan; and

     - FOR the ratification of the appointment of KPMG LLP as our independent public accountants for the fiscal year ending December 31, 2000.

     If you received more than one proxy card, it is an indication that your shares are held in multiple accounts. Please sign and return all proxy cards to ensure that all of your shares are voted. We encourage you to consolidate multiple accounts by contacting your broker, if you hold your shares through a brokerage account, or otherwise through our transfer agent, BankBoston, N.A. at (781) 575-3400. Please note that shares held in certain types of accounts cannot be consolidated with other accounts (for example, retirement and non-retirement accounts cannot generally be consolidated).

     VOTING BY TELEPHONE. You may be able to vote by telephone. If so, instructions are included with your proxy card. If you vote by telephone, you do not need to complete and mail your proxy card.

     VOTING ON THE INTERNET. You may be able to vote on the Internet. If so, instructions are included with your proxy card. If you vote on the Internet, you do not need to complete and mail your proxy card.

     VOTING IN PERSON AT THE MEETING. If you plan to attend the meeting and vote in person, we will provide you with a ballot at the meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in your name. If you wish to vote at the meeting, you will need to bring with you to the annual meeting a legal proxy from your broker or other nominee authorizing you to vote these shares.

REVOKING YOUR PROXY

     You may revoke your proxy at any time before it is voted at the meeting. In order to do this, you may either:

     - sign and return another proxy at a later date;

     - provide written notice of the revocation to M. Denise Savoie, our Assistant Secretary, prior to the time we take the vote at the annual meeting; or

     - attend the meeting and vote in person.

QUORUM REQUIREMENT

     A quorum, which is a majority of our outstanding shares as of the record date, March 31, 2000, must be present in order to hold the meeting and to conduct business. Your shares will be counted as being present at the meeting if you appear in person at the meeting or if you vote your shares on the Internet, by telephone, or by submitting a properly executed proxy card.

VOTES REQUIRED FOR EACH PROPOSAL

     The vote required and method of calculation for the proposals to be considered at the annual meeting are as follows:

          PROPOSAL ONE -- ELECTION OF CLASS I DIRECTORS. The two nominees receiving the highest number of votes, in person or by proxy, will be elected as Class I directors.

          PROPOSAL TWO -- APPROVAL OF 2000 STOCK PLAN. Approval of the 2000 Stock Plan will require the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy.

          PROPOSAL THREE -- RATIFICATION OF KPMG LLP AS INDEPENDENT
     ACCOUNTANTS. Ratification of KPMG LLP as our independent public accountants will require the affirmative vote of a majority of the shares present at the annual meeting, in person or by proxy.

     You may vote either "for" or "withhold" your vote for each nominee for election as a director. You may vote "for," "against," or "abstain" from voting on the proposals to approve our 2000 Stock Plan and to ratify KPMG LLP as our independent public accountants.

ABSTENTIONS AND BROKER NON-VOTES

     If you return a proxy card that indicates an abstention from voting in all matters, the shares represented will be counted as present for the purpose of determining a quorum, but they will not be voted on any matter at the annual meeting. Consequently, if you abstain from voting on the proposal to
(a) ratify the 2000 Stock Plan or (b) ratify the appointment of KPMG LLP as our independent auditors, your abstention will have the same effect as a vote against the proposal.

     Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, who are the beneficial owners of the shares, brokers have discretion to vote these shares on routine matters but not on non-routine matters. Thus, if you do not otherwise instruct your broker, the broker may turn in a proxy card voting your shares "FOR" routine matters but expressly instructing that the broker is NOT voting on non-routine matters. The vote with respect to a non-routine manner is referred to as a "broker non-vote." Broker non-votes are counted for the purpose of determining the presence or absence of a quorum but are not counted for determining the number of votes cast. A broker non-vote will not effect the outcome on any proposal. We believe all three of our proposals should be treated as routine matters. Consequently, if you do not give a proxy to vote your shares, your brokerage firm may either leave your shares unvoted or vote your shares on routine matters. To the extent your brokerage firm votes shares on your behalf on any of the proposals, your shares will be counted as present for the purpose of determining a quorum.

PROXY SOLICITATION COSTS

     We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, and mailing of proxy materials. In addition, we may reimburse brokerage firms and other custodians for their reasonable out-of-pocket expenses for forwarding these proxy materials to you. Our transfer agent, BankBoston, N.A., will tabulate the proxies and act as inspector of the election.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

     As a stockholder, you may be entitled to present proposals for action at a forthcoming meeting if you comply with the requirements of the proxy rules established by the Securities and Exchange Commission. Proposals of our stockholders intended to be presented for consideration at our 2001 annual meeting of stockholders must be received by us no later than December 13, 2000, in order that they may be included in the proxy statement and form of proxy related to that meeting.

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at the annual meeting. If you intend to submit a proposal at the 2001 annual meeting, which is not eligible for inclusion in the proxy statement and form of proxy relating to that meeting, you must do so no later than January 14, 2001. If you fail to comply with the foregoing notice provision, the proxy holders will be allowed to use their discretionary voting authority when the proposal is raised at the 2001 Annual Meeting.

                              SUMMARY OF PROPOSALS

     The Board of Directors has included three proposals on the agenda for the meeting. The following is a brief summary of the matters to be considered and voted upon by our stockholders.

PROPOSAL ONE -- ELECTION OF CLASS I DIRECTORS

     Our Board of Directors is divided into three classes, consisting of two directors each. Members of each class serve three year terms. The first proposal is the election of two Class I directors to serve until our 2003 annual meeting. Our Board of Directors has nominated Richard N. Tinsley and P. Kingston Duffie to serve as our Class I directors. Additional information about the election of directors and a brief biography of each nominee begins on page 5.

            OUR BOARD RECOMMENDS A VOTE FOR EACH OF THESE NOMINEES.

PROPOSAL TWO -- APPROVAL OF 2000 STOCK PLAN

     The second proposal is to approve our 2000 Stock Plan. Our Board of Directors and stockholders approved our 2000 Stock Plan prior to our initial public offering in January 2000. We are not seeking to change the terms of the Plan. Rather, we are seeking stockholder approval in order to insure that some types of compensation expense incurred under the plan will remain deductible under applicable tax laws. These laws require us to obtain stockholder approval within three years of becoming a public company. Additional information about the 2000 Stock Plan begins on page 9.

          OUR BOARD RECOMMENDS A VOTE TO APPROVE THE 2000 STOCK PLAN.

PROPOSAL THREE -- RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The third proposal is to ratify the appointment of KPMG LLP as our independent public accountants. More information about this proposal begins on page 13.

    OUR BOARD RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF KPMG LLP AS OUR
                            INDEPENDENT ACCOUNTANTS.

OTHER MATTERS

     Other than the proposals listed above, our Board of Directors does not intend to present any other matters to be voted on at the meeting. Our Board is not currently aware of any other matters that will be presented by others for action at the meeting. However, if other matters are properly presented at the meeting and you have signed and returned your proxy card, or voted on the Internet or by telephone, the proxies will have discretion to vote your shares on these matters to the extent authorized under the Securities Exchange Act of 1934.

                                  PROPOSAL ONE

                         ELECTION OF CLASS I DIRECTORS

NOMINEES

     Our certificate of incorporation and bylaws divide our board of directors into three classes. Each class consists of one-third of the total number of directors. All directors in a given class serve contemporaneous three-year terms. At each annual meeting of stockholders, directors will be elected for three-year terms so that the term of one class of directors will expire each year. In each case, a director serves for the designated term and until his or her respective successor is elected or appointed, or until the director's death, resignation or removal.

     Our board of directors currently consists of six members. Class I presently consists of two directors whose terms will expire at the 2000 annual meeting. Class II presently consists of two directors whose terms will expire at our 2001 annual meeting. Class III presently consists of two directors whose terms will expire at our 2002 annual meeting.

     Two Class I directors are to be elected at this annual meeting. The board of directors has nominated Richard N. Tinsley and P. Kingston Duffie for election to the Class I board seats. If you sign and return the enclosed proxy, your shares will be voted for these nominees, unless you indicate otherwise on your proxy. If any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxy may be voted for a substitute nominee designated by the present board of directors to fill the vacancy. We have no reason to believe that the nominees for election will not be available to serve their prescribed terms.

     The names of the Class I nominees and our other current directors and certain information about them as of April 10, 2000 are set forth below. Information as to the stock ownership of each director and all current directors and executive officers of the Company as a group is set forth below under "Stock Ownership of Management and Principal Stockholders."

                                                                                             CURRENT
                                                   POSITION(S)                    DIRECTOR     TERM
           NAME              AGE              WITH TURNSTONE SYSTEMS               SINCE     EXPIRES+
           ----              ---              ----------------------              --------   --------
CLASS I DIRECTORS
                                   President, Chief Executive Officer and
  Richard N. Tinsley*......  35    Director                                         1998       2000
  P. Kingston Duffie*......  39    Chief Technology Officer and Director            1998       2000
CLASS II DIRECTORS
  Andrew W. Verhalen.......  43    Director                                         1998       2001
  Geoffrey Y. Yang.........  40    Director                                         1998       2001
CLASS III DIRECTORS
  Robert J. Finocchio,
     Jr....................  48    Director                                         1999       2002
  John K. Peters...........  51    Director                                         1999       2002

---------------
+ Current term will expire at our annual meeting to be held in the year indicated.

* Class I nominees for election at the annual meeting.

     Mr. Duffie's brother is married to M. Denise Savoie, our Chief Financial Officer, Vice President of Business Operations, and Assistant Secretary. There are no other family relationships among any of our directors, officers or key employees.

CLASS I DIRECTORS -- NOMINEES FOR ELECTION AT 2000 ANNUAL MEETING

     RICHARD N. TINSLEY cofounded Turnstone Systems in January 1998 and has served as President and Chief Executive Officer and as a director since that time. From August 1997 to December 1997, Mr. Tinsley was a consultant to the venture capital firms Institutional Venture Partners and Benchmark Capital Partners. From September 1993 to August 1997, Mr. Tinsley held various positions at Newbridge Networks, a designer and manufacturer of networking products, most recently as Vice President and General Manager, VIVID

Business Unit. Mr. Tinsley holds an M.B.A. from the University of Dallas and a B.S. in electrical engineering from Rensselaer Polytechnic Institute.

     P. KINGSTON DUFFIE cofounded Turnstone Systems in January 1998 and has served as Chief Technology Officer and as a director since that time. From January 1998 to April 1999, he also served as Vice President, Engineering. From August 1997 to January 1998, Mr. Duffie was a consultant to Institutional Venture Partners and Matrix Partners. From May 1997 to July 1997, Mr. Duffie was Assistant Vice President, Engineering, Data Communications division, for Ascend Communications, a developer and manufacturer of wide area networking equipment. From March 1993 until April 1997, Mr. Duffie was Chief Technology Officer at Whitetree, Inc., a developer and manufacturer of high-speed switching products, which was acquired by Ascend Communications in April 1997. From April 1994 until August 1996, he also served as Vice President, Engineering of Whitetree. Mr. Duffie holds an M.S. in electrical engineering from McGill University in Montreal and a B.Sc. (Eng.) in engineering physics from Queen's University in Kingston, Ontario.

CLASS II DIRECTORS -- ELIGIBLE FOR REELECTION AT 2001 ANNUAL MEETING

     ANDREW W. VERHALEN has been a director of Turnstone Systems since January 1998. Mr. Verhalen has been a partner of Matrix Partners, a venture capital firm, since April 1992. He also serves on the board of directors of Alteon WebSystems, a provider of Internet infrastructure solutions, Copper Mountain, a supplier of digital subscriber line-based communications products, Phone.com, a provider of Internet-based services for wireless telephones, and Watchguard Technologies, a provider of Internet security systems. Mr. Verhalen holds M.B.A., M. Eng. and B.S.E.E. degrees from Cornell University.

     GEOFFREY Y. YANG has been a director of Turnstone Systems since January 1998. Since June 1989, Mr. Yang has been a general partner of Institutional Venture Partners, a venture capital firm. He has also been a Managing Director of Redpoint Ventures, a venture capital firm, since October 1999. Mr. Yang is a director of MMC Networks, Inc., a developer of network processors, Ask Jeeves, Inc., an on-line personal service infrastructure company, and TiVo, a provider of personalized television services. Mr. Yang holds an M.B.A. from the Stanford University Graduate School of Business, a B.S.E. in Information Systems Engineering from Princeton University and a B.A. in economics from Princeton University.

CLASS III DIRECTORS -- ELIGIBLE FOR REELECTION AT 2002 ANNUAL MEETING

     ROBERT J. FINOCCHIO, JR. has been a director of Turnstone Systems since September 1999. He has served as Chairman of the Board of Informix Corporation, a provider of database systems, since July 1997 and served as President and Chief Executive Officer of Informix from July 1997 to July 1999. From December 1988 until April 1997, Mr. Finocchio was employed with 3Com Corporation, a global data networking company, where he held various positions, most recently serving as President, 3Com Systems. Mr. Finocchio also serves as a director of Latitude Communications, a teleconferencing company, and Echelon Corporation, a developer of open, interoperable control networks. Mr. Finocchio is also a Regent of Santa Clara University. Mr. Finocchio holds an M.B.A. from the Harvard University Graduate School of Business and a B.S. in economics from Santa Clara University.

     JOHN K. PETERS has been a director of Turnstone Systems since June 1999. Mr. Peters has served as Chief Executive Officer of Sigma Networks, a provider of broadband metropolitan area network services, since February 2000. From July 1995 to January 2000, Mr. Peters held the position of Executive Vice President as well as various other senior management positions at Concentric Network Corporation, a provider of Internet protocol-based network services. From February 1993 to July 1995, Mr. Peters served as President of Venture Development Consulting, a consulting firm specializing in new communications and information services. Mr. Peters holds an M.B.A. from the Stanford University Graduate School of Business and a B.S. in Statistics from Stanford University.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION.

     The two nominees receiving the greatest number of votes of the shares present and entitled to vote at the annual meeting will be elected as Class I directors. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE CLASS I DIRECTOR NOMINEES AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF THE CLASS I DIRECTOR NOMINEES LISTED ABOVE.

BOARD AND COMMITTEE MEETINGS.

     Our board of directors held 9 meetings during the fiscal year ended December 31, 1999. During the fiscal year, all of our directors attended at least 75% of the meetings of the Board of Directors and any applicable committee meetings. Our board of directors has standing audit, compensation, and stock option grant committees.

-------------------------------------------------------------------------------------------------------------
                 DATE OF          MEMBERS                                                 MEETINGS
COMMITTEE        INCEPTION        DURING FISCAL 1999          COMMITTEE FUNCTIONS         HELD IN FISCAL 1999
-------------------------------------------------------------------------------------------------------------
 Audit           October 1999     Andrew M. Verhalen          - Reviews internal          One
                                  Robert J. Finocchio           accounting procedures
                                                              - Recommends appointment
                                                                of independent
                                                                accountants
                                                              - Reviews results of
                                                                independent audit
-------------------------------------------------------------------------------------------------------------
 Compensation    March 1999       Geoffrey Y. Yang            - Determines                No formal meetings
                                  Andrew M. Verhalen            compensation of           of committee
                                  (March - October)             executive officers and    separate from
                                  John K. Peters                directors                 meetings of entire
                                  (October - present)         - Reviews general           board.
                                                              policies relating to
                                                                compensation and
                                                                benefits
-------------------------------------------------------------------------------------------------------------
 Stock Option    March 1999       P. Kingston Duffie          - Administers equity        No formal meetings
 Grant                            Richard N. Tinsley            incentive plans           of committee
                                                              - Approves option grants    separate from
                                                                (other than to            meetings of entire
                                                                executive officers and    board.
                                                                directors)
-------------------------------------------------------------------------------------------------------------

DIRECTOR COMPENSATION.

     We do not currently compensate our directors in cash for their service as members of the board of directors, but we do reimburse some of their expenses in connection with attending meetings of the board and its committee. Under our 1998 Stock Plan, which terminated upon completion of our January 2000 initial public offering, nonemployee directors were eligible to receive stock option grants at the discretion of our board of directors.

     In June 1999, we granted John K. Peters an option to purchase 40,000 shares of common at a per-share exercise price of $1.75, the fair market value of a share of our common stock as determined by the board of directors on the date of the grant. The option was fully vested at the time of grant. Mr. Peters exercised the entire option in June 1999.

     In September 1999, we granted Mr. Peters an option to purchase 60,000 shares of common at a per-share exercise price of $5.00, the fair market value of a share of our common stock as determined by the board of directors on the date of the grant. The option is subject to vesting over a four year period. None of these shares will vest during the twelve months after the grant date. The shares will begin vesting on the first anniversary of the date of grant on a monthly basis thereafter until all the shares are vested. The stock option agreement between Turnstone Systems and Mr. Peters provided for the early exercise of the option, and Mr. Peters exercised the entire option in September 1999. If Mr. Peters' service as a director is terminated, any unvested shares are subject to repurchase by us at the original per-share purchase price.

     In September 1999, we granted Robert J. Finocchio, Jr. a stock option to purchase 100,000 shares of common stock at a per-share exercise price of $5.00, the fair market value of a share of our common stock on the date of the grant. The option is subject to vesting over a four year period, with an equal portion of the shares subject to the vesting each month until all the shares are vested. The stock option agreement between Turnstone Systems and Mr. Finocchio provides for the early exercise of the option. Mr. Finocchio has not exercised any of the shares subject to this stock option.

     Under our 2000 Stock Plan, nonemployee directors receive automatic annual nondiscretionary stock option grants of 10,000 shares and are also eligible to receive additional stock option grants at the discretion of the board of directors. Also, each person who joined the board of directors as a nonemployee director after the completion of our initial public offering will be automatically granted an option to purchase up to 30,000 shares under the 2000 stock plan.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Prior to establishing the compensation committee, our board of directors as a whole performed the functions delegated to the compensation committee. No interlocking relationship exists between any member of our board of directors or our compensation committee and any member of the board of directors or compensation committee of any other company.

                                  PROPOSAL TWO

                          APPROVAL OF 2000 STOCK PLAN

     At the annual meeting, our stockholders are being asked to approve the 2000 Stock Plan. This section provides a summary of our 2000 Stock Plan.

     We are asking our stockholders to approve the 2000 Stock Plan so that we can continue to receive a federal income tax deduction for compensation expense incurred in connection with the exercise of options under the plan. Our Board of Directors approved the 2000 Stock Plan in November 1999, and our stockholders approved it in December 1999, prior to our initial public offering in January 2000. In order to preserve the deductibility of incentive compensation under this plan, we are required to obtain stockholder approval of the plan within three years of becoming a public company and once every five years thereafter.

GENERAL DESCRIPTION

     The 2000 Stock Plan became effective January 31, 2000, the effective date of our initial public offering. It permits us to grant incentive stock options, nonqualified stock options and stock purchase rights to employees, directors and consultants. The plan also provides for nondiscretionary grants of nonqualified options to outside directors. Under this nondiscretionary grant mechanism, each outside director will receive an option to purchase 30,000 shares of our common stock at the time he or she first becomes a director. This initial grant will vest over three years in three equal annual installments. In addition, beginning with the 2001 annual meeting of stockholders, each outside director who has served as a director for at least the six preceding months will receive an option to acquire an additional 10,000 shares. Each of these incremental option grants will vest in full one year after all options previously granted to the director have fully vested. All options granted to outside directors under this nondiscretionary grant mechanism will have an exercise price equal to the fair market value of our common stock on the date of grant.

     A total of 5,287,876 shares of common stock have been reserved for issuance under the 2000 Stock Plan, including 287,876 shares available for grant under the 1998 Stock Plan that were transferred to the 2000 Stock Plan. An annual increase in the share reserve will be added on the first day of our fiscal year, beginning in 2001, equal to the lesser of:

     - 5,000,000 shares;

     - 6% of the outstanding shares on that date; or

     - a lesser amount determined by the board of directors.

     As of the record date, options to purchase an aggregate of 328,500 shares of common stock were outstanding under the 2000 Stock Plan, and 4,959,376 shares were available for future grant. No shares of common stock have been purchased upon exercise of stock options granted under the 2000 Stock Plan.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of a majority of the shares of common stock present or represented and voting at the annual meeting will be required to approve the 2000 Stock Plan. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" APPROVAL OF THE 2000 STOCK PLAN.

PURPOSES OF THE PLAN

     The purposes of the 2000 Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to employees, directors, and consultants of Turnstone Systems, to promote the success of our business, and to align the interests of eligible employees directly with those of stockholders.

ADMINISTRATION

     The 2000 Stock Plan may be administered by the board of directors or by a committee of the board of directors. The 2000 Stock Plan is currently being administered by the stock option grant committee of our board of directors. Grants to executive officers or directors (other than nondiscretionary grants) must be approved by the board of directors. The administrator determines the terms of options granted, including the exercise price, the number of shares subject to option, and the vesting schedule. Members of our board of directors or its committees receive no additional compensation for their services in connection with the administration of the 2000 Stock Plan.

ELIGIBILITY AND LIMITATIONS

     The 2000 Stock Plan permits us to grant either incentive or nonqualified stock options to our employees (including officers and employee directors). In addition, we may grant nonqualified options to consultants and nonemployee directors. The administrator selects the optionees and determines the number of shares subject to each option. In making its determination, the administrator considers the duties and responsibilities of the optionee, the value of the optionee's services, the optionee's present and potential contribution to our success and other relevant factors.

     Under the 2000 Stock Plan, no employee may be granted, in any single fiscal year, options to purchase more than 1,000,000 shares of common stock. In addition, there is a limit of $100,000 on the aggregate fair market value of shares subject to all incentive stock options which are exercisable for the first time in any calendar year by any employee. Option grants in excess of this $100,000 limitation are treated as nonqualified stock options.

TERMS OF OPTIONS

     We enter into a written option agreement with each holder of options under the plan. The general terms and conditions of these option agreements are described below.

          (1) EXERCISE OF THE OPTION; FORM OF CONSIDERATION. The administrator determines when options granted under the 2000 Stock Plan may be exercised. Generally, our options vest and become exercisable over four years. An option may be exercised by giving us a written notice of exercise that specifies the number of shares of common stock to be purchased and by paying the purchase price. An optionee may make payment by a cashless exercise procedure under which the optionee provides irrevocable instructions to a brokerage firm to sell the purchased shares and to remit to Turnstone Systems an amount equal to the exercise price plus all applicable withholding taxes.

          (2) OPTION PRICE. The option price of nonqualified options granted under the 2000 Stock Plan is determined by the administrator, but options under the 2000 Plan will generally be granted at an exercise price equal to the fair market value of our common stock on the date of grant. Nonqualified options intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Internal Revenue Code must be granted with an exercise price equal to the fair market value of our common stock on the date of grant. Incentive stock options granted under the 2000 Stock Plan must be granted with an exercise price equal to the fair market value of our common stock on the date of grant. In the case of grants of incentive stock options granted to employees who, at the time of grant, own stock representing more than 10% of the voting power of all outstanding classes of our capital stock, however, the applicable exercise price of incentive stock options cannot be less than 110% of the fair market value of our common stock on the date of grant. Because our common stock is currently traded on the Nasdaq National Market, the fair market value per share is determined based on the closing price on the Nasdaq National Market on the date of grant of the option.

          (3) TERMINATION OF EMPLOYMENT. If an optionee terminates his or her status as an employee, director, or consultant for any reason, other than death or disability, options under the plan must generally be exercised within 90 days of the date of termination, to the extent they were vested on the date of termination. The administrator may, however, extend the period of exercisability beyond the 90 day period until a date not later than the expiration of the term of the option. In addition, the administrator may extend the termination date of vesting accrual to a date beyond the actual termination date.

          (4) DEATH. If an optionee dies while an employee, director, or consultant of Turnstone Systems, his or her options may be exercised at any time within twelve months following the date of death unless the term of the option would require an earlier termination. The option may be exercised by the optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance. The option will be exercisable only to the extent it was exercisable on the date of death.

          (5) DISABILITY. If an optionee's status as an employee, director, or consultant is terminated due to disability, options may be exercised to the extent they were exercisable on the date of termination. The optionee may then exercise the option within six months from the date of such termination unless the term of the option would require an earlier termination.

          (6) TERMINATION OF OPTIONS. Options granted under the 2000 Stock Plan expire no later than ten years from the date of grant. However, incentive stock options granted to an optionee who, immediately before the grant of such option, owned more than 10% of the total combined voting power of all classes of stock of Turnstone Systems or a parent or subsidiary corporation, may not have a term of more than five years. No option may be exercised by any person after expiration.

          (7) NON-TRANSFERABILITY OF OPTIONS. Unless determined otherwise by the administrator, options are not transferable by the optionee, other than by will or the laws of descent and distribution, and are exercisable only by the optionee during his or her lifetime. If the administrator makes an option transferable, the option may contain additional terms and conditions deemed appropriate by the administrator.

ADJUSTMENT UPON CHANGES IN CAPITALIZATION OR MERGER

     In the case of a stock split, stock dividend, or similar change in our capitalization, we will make an appropriate adjustment in the option price and in the number of shares subject to each option. In the event of a dissolution or liquidation of Turnstone Systems, our board of directors will notify each optionee prior to the effective date of the transaction. The board of directors may permit optionees to exercise options or stock purchase rights until fifteen
(15) days prior to the transaction as to all the shares, including unvested shares. In addition, the board of directors may provide that any repurchase option applicable to any shares purchased upon exercise of an option or stock purchase right will lapse as to all the shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an option or stock purchase right will terminate immediately prior to the consummation of the dissolution or liquidation.

     If we are acquired in a merger or asset purchase, each outstanding option and stock purchase right granted under the 2000 Stock Plan will vest to the extent that it would have been vested on the date twelve months following the effectiveness of the acquisition, as long as the successor corporation assumes or substitutes an equivalent option. However, if the successor corporation refuses to assume or issue an equivalent option for each outstanding option, the options will become fully vested and exercisable. Following an assumption or substitution in connection with a merger, if the successor corporation terminates an optionholder as an employee or consultant, other than for cause, within twelve months following the merger, then the optionholder's options will become fully vested. Furthermore, in event of a merger, options or stock purchase rights held by an outside director will vest fully.

AMENDMENT AND TERMINATION

     Our board of directors may amend, alter, suspend, or terminate the 2000 Stock Plan at any time. In addition, it may terminate the plan without stockholder approval. Stockholder approval is required for any amendment to the 2000 Stock Plan to the extent necessary or desirable to comply with Rule 16b-3 under the Securities Exchange Act of 1934, Section 422 of the Internal Revenue Code, or the requirements of any applicable stock exchange or automatic quotation system. Our board of directors or stockholders may not, however, without the consent of the optionee, alter or impair any option previously granted under the 2000 Stock Plan. Unless terminated earlier, the 2000 Stock Plan will terminate in January 2010.

TAX INFORMATION

     Options granted under the 2000 Stock Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code, or nonqualified options.

  Incentive Stock Options

     The Internal Revenue Code provides favorable federal income tax treatment to holders of options qualifying as incentive stock options. Even if designated as incentive stock options in the applicable option agreement, any options in excess of the $100,000 limit on exercisability in any calendar year will be deemed to be nonqualified stock options and treated as described under the caption "Nonqualified Stock Options." If an option granted under the 2000 Stock Plan is treated as an incentive stock option, the optionee will recognize no income upon grant of the option and will recognize no income upon exercise of the option unless the alternative minimum tax rules apply. We will not be allowed a deduction for federal tax purposes in connection with the exercise of an incentive stock option.

     If an optionee sells or exchanges shares issued more than two years after grant of the incentive stock option and one year after exercise of the option, any gain or loss will be treated as long-term capital gain or loss. If the incentive stock option holding periods are not satisfied (i.e., the optionee makes a disqualifying disposition), the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or 10% stockholder. Generally, we will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

  Nonqualified Stock Options

     All options which do not qualify as incentive stock options are referred to as nonqualified stock options. Nonqualified stock options granted under the 2000 Stock Plan will not qualify for any special tax benefits to the optionee. An optionee will not recognize any taxable income at the time he or she is granted a nonqualified option.

     Upon the exercise of an option, the optionee will recognize ordinary income generally measured as the excess of the then fair market value of the shares purchased over the purchase price. Generally, we will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonqualified option. Any taxable income recognized in connection with an option exercise by an optionee who is also one of our employees will be subject to tax withholding by us. Upon a resale of the shares issued upon exercise of a nonqualified option, any difference between the sales price and the fair market value of the shares on the date of exercise of the nonqualified option will generally be treated as capital gain or loss.

  Alternative Minimum Tax

     The exercise of an incentive stock option may subject the optionee to alternative minimum tax under Section 55 of the Internal Revenue Code.

  Tax Summary

     The foregoing is only a summary of the effect of federal income taxation upon the optionee and Turnstone Systems with respect to the grant and exercise of options under the 2000 Stock Plan, does not purport to be complete, and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

PARTICIPATION IN THE 2000 STOCK PLAN

     Other than nondiscretionary grants to outside directors, the grant of options under the 2000 Stock Plan to consultants, nonemployee directors and executive officers, including the officers named in the summary compensation table below, is subject to the discretion of the administrator. As of the date of this proxy statement, there has been no determination by the administrator with respect to future awards under the 2000 Stock Plan to any of our executive officers. Accordingly, future awards are not determinable. The table of option grants under "Executive Compensation and Other Matters -- Option Grants in Last Fiscal Year" provides information with respect to the grant of options to the chief executive officer and the other executive officers named in the summary compensation table below during fiscal 1999.

     The 2000 Stock Plan did not become effective until January 31, 2000. Therefore, no options were granted under the 2000 Stock Plan during fiscal 1999.

                                 PROPOSAL THREE

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has selected KPMG LLP, independent accountants, to audit our financial statements for the current fiscal year ending December 31, 2000. We expect that a representative of KPMG LLP will be present at the annual meeting, will have the opportunity to make a statement if he or she desires to do so, and will be available to answer any appropriate questions.

VOTE REQUIRED AND BOARD OF DIRECTORS' RECOMMENDATION

     The affirmative vote of the holders of a majority of the shares of our common stock present or represented and voting at the annual meeting will be required to approve this proposal. THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF KPMG LLP AS INDEPENDENT ACCOUNTANTS.

            STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table provides information relating to the beneficial ownership of the Company's common stock by each of the following as of February 29, 2000.

     - each stockholder who owns at least 5% of the Company's common stock;

     - each of the executive officers named in the following summary compensation table and each of our directors; and

     - all of our directors and executive officers as a group.

     Beneficial ownership is determined based on the rules of the Securities and Exchange Commission. The column entitled "Number of Shares Beneficially Owned" excludes the number of shares of common stock subject to options held by that person that are currently exercisable or that will become exercisable within 60 days after February 29, 2000. The number of shares subject to options that each beneficial owner has the right to acquire within 60 days of February 29, 2000 is listed separately under the column entitled "Number of Shares Underlying Options Beneficially Owned." These shares are not deemed outstanding for purposes of computing the percentage ownership of any other person. Unless otherwise indicated in the footnotes, these stockholders have sole voting or investment power with respect to all shares, subject to applicable community property laws.

     The number and percentage of shares beneficially owned are based on 30,155,210 shares outstanding as of February 29, 2000.

                                                    NUMBER OF      NUMBER OF SHARES
                                                      SHARES          UNDERLYING          PERCENTAGE OF
                                                   BENEFICIALLY        OPTIONS         SHARES BENEFICIALLY
      NAME AND ADDRESS OF BENEFICIAL OWNER            OWNED       BENEFICIALLY OWNED          OWNED
      ------------------------------------         ------------   ------------------   --------------------
Institutional Venture Partners(1)................    6,013,882               --                19.9%
  3000 Sand Hill Road, Building 2, Suite 290
  Menlo Park, California 94025
Matrix Partners(2)...............................    6,013,882               --                19.9
  Bay Colony Corporate Center
  1000 Winter Street, Suite 4500
  Waltham, Massachusetts 02451
Benchmark Capital Partners(3)....................    2,380,496               --                 7.9
  2480 Sand Hill Road, Suite 200
  Menlo Park, California 94025
Andrew W. Verhalen(4)............................    6,013,882               --                19.9
Geoffrey Y. Yang(5)..............................    6,013,882               --                19.9
P. Kingston Duffie(6)............................    2,991,145               --                10.0
Richard N. Tinsley(7)............................    3,006,345               --                 9.9
M. Denise Savoie(8)..............................    2,368,710               --                 7.9
Eric J. Andrews(9)...............................      632,500               --                 2.1
Michael A. Crumlin(10)...........................      213,750           71,250                   *
John K. Peters(11)...............................      100,000               --                   *
Robert J. Finocchio, Jr..........................           --          100,000                   *
All directors and officers as a group (13
  persons)(12)...................................   21,708,714        1,082,750                73.0

---------------
  *  Represents beneficial ownership of less than 1%.

 (1) Includes 5,595,719 shares held by Institutional Venture Partners VII, L.P., 117,850 shares held by Institutional Venture Management VII, L.P., 178,925 shares held by IVP Founders Fund I, L.P., and 121,388 shares held by IVP Broadband Fund L.P. Geoffrey Y. Yang, a director of Turnstone Systems, is a general partner of Institutional Venture Management VII, the general partner of Institutional Venture Partners VII.

 (2) Includes 5,412,493 shares held by Matrix Partners V, L.P. and 601,389 shares held by Matrix V Entrepreneurs Fund, L.P. Andrew Verhalen, a director of Turnstone Systems, is a managing member of Matrix V Management Co., L.L.C., the general partner of each entity. Mr. Verhalen has sole voting and dispositive power over the shares held by the entities associated with Matrix Partners. Mr. Verhalen disclaims beneficial ownership of the shares held by the entities associated with Matrix Partners, except to the extent of his pecuniary interest as a managing member of Matrix V Management Co., L.L.C.

 (3) Includes 1,614,548 shares held by Benchmark Capital Partners II, L.P., 170,927 shares held by Benchmark Founders' Fund II, L.P., 87,401 shares held by Benchmark Founders' Fund II-A, L.P., 27,124 shares held by Benchmark Members' Fund, L.P., and 480,496 shares held by Benchmark Capital Partners II, L.P. as nominee for Benchmark Capital Partners II, L.P., Benchmark Founders' Fund II, L.P., Benchmark Founders' Fund II-A, L.P. and Benchmark Members' Fund, L.P.

 (4) Includes 6,013,882 shares held by entities affiliated with Matrix Partners. Mr. Verhalen is a managing member of Matrix V Management Co., L.L.C., the general partner of the entities associated with Matrix Partners. Mr. Verhalen disclaims beneficial ownership of the shares held by the entities associated with Matrix Partners, except to the extent of his pecuniary interest as a general partner.

 (5) Includes 6,013,882 shares held by entities affiliated with Institutional Venture Partners, of which Mr. Yang is a general partner. Mr. Yang disclaims beneficial ownership of the shares held by the entities affiliated with Institutional Venture Partners, except to the extent of his pecuniary interest as a general partner.

 (6) Includes 1,261,310 shares subject to repurchase as of February 29, 2000 by Turnstone Systems upon a termination of employment.

 (7) Includes 1,261,310 shares subject to repurchase as of February 29, 2000 by Turnstone Systems upon a termination of employment.

 (8) Includes 1,160,163 shares subject to repurchase as of February 29, 2000 by Turnstone Systems upon a termination of employment.

 (9) Includes 316,250 shares subject to repurchase as of February 29, 2000 by Turnstone Systems upon a termination of employment. Mr. Andrews acquired all of these shares upon the exercise of a stock option.

(10) All of these shares, which Mr. Crumlin acquired upon the exercise of a stock option, were subject to repurchase as of February 29, 2000 by Turnstone Systems upon a termination of employment.

(11) Includes 60,000 shares subject to repurchase as of February 29, 2000 upon a termination of status as a director. Mr. Peters acquired all of the shares upon the exercise of a stock option.

(12) Includes a total of 4,519,097 shares subject to repurchase as of February 29, 2000 by Turnstone Systems upon a termination of employment.

                             EXECUTIVE COMPENSATION

     The following table indicates the compensation earned for services rendered to Turnstone Systems in all capacities for the fiscal year ended December 31, 1999 by our Chief Executive Officer and our next most highly compensated executive officers who earned more than $100,000 during the fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                                                     COMPENSATION
                                                                        AWARDS
                                                                     ------------
                                             ANNUAL COMPENSATION      SECURITIES
                                             --------------------     UNDERLYING      ALL OTHER
       NAME AND PRINCIPAL POSITIONS           SALARY      BONUS         OPTION       COMPENSATION
       ----------------------------          --------    --------    ------------    ------------
Richard N. Tinsley.........................  $191,265    $114,759           --        $
  President and Chief Executive Officer
P. Kingston Duffie.........................   153,461      57,548           --               --
  Chief Technology Officer
Eric J. Andrews............................   143,230      53,711           --               --
  Vice President, Marketing
M. Denise Savoie...........................   143,230      53,711           --               --
  Chief Financial Officer and Vice
  President, Business Operations
Michael A. Crumlin.........................   118,076     138,388      285,000         14,055(1)
  Vice President, Sales and Customer
  Service

---------------
(1) Represents $14,055 in relocation expenses.

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information relating to stock options granted to each of the executive officers named in the compensation table above during the fiscal year ended December 31, 1999. All of these options were granted under our 1998 stock plan and have a term of 10 years, subject to earlier termination in the event the optionee's services to us cease.

     The exercise prices of the options we grant are equal to the fair market value of our common stock, as determined by our board of directors, on the date of grant. The exercise price may be paid by cash or check. Under our 1998 stock plan, in the event of an acquisition of Turnstone Systems by merger or asset purchase, the vesting of each outstanding option listed below will accelerate to the extent that it would have been vested on the date twelve months following the effectiveness of the acquisition.

     Furthermore, if the acquiring corporation fails to assume or substitute the remaining unvested options, then all of the option shares will become immediately vested.

     The potential realizable value is calculated by assuming that the price of our common stock increases from the initial public offering price of $29.00 per share at assumed rates of stock appreciation of 5% and 10%, compounded annually over the 10 year term of the option, and subtracting from that result the total option exercise price. Our initial public offering was effective on January 31, 2000. These assumed appreciation rates comply with the rules of the Securities and Exchange Commission and do not represent our prediction of the performance of our stock price.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                      POTENTIAL REALIZABLE VALUE
                             NUMBER OF    PERCENT OF TOTAL                            AT ASSUMED ANNUAL RATES OF
                             SECURITIES       OPTIONS                                   STOCK APPRECIATION FOR
                             UNDERLYING      GRANTED TO      EXERCISE                         OPTION TERM
                              OPTIONS        EMPLOYEES       PRICE PER   EXPIRATION   ---------------------------
           NAME               GRANTED      DURING PERIOD       SHARE        DATE           5%            10%
           ----              ----------   ----------------   ---------   ----------   ------------   ------------
Richard N. Tinsley.........        --             --%          $  --           --     $        --    $        --
P. Kingston Duffie.........        --             --              --           --              --             --
Eric J. Andrews............        --             --              --           --              --             --
M. Denise Savoie...........        --             --              --           --              --             --
Michael A. Crumlin.........   285,000           9.27            0.50       3/9/09      13,320,314     21,294,781

                  AGGREGATE OPTION EXERCISES AND OPTION VALUES

     The following table provides information relating to option exercises by the executive officers named in the summary compensation table during the fiscal year ended December 31, 1999, and the number and value of vested and unvested options held by those executive officers as of December 31, 1999.

     The "Value Realized" and the "Value of Unexercised In-the-Money Options at December 31, 1999" are based upon a value of $29.00 per share, our initial public offering price, minus the per share exercise price, multiplied by the number of shares underlying the option. Our initial public offering was effective on January 31, 2000.

     Options granted under our 1998 Stock Plan are immediately exercisable for all the option shares, but we may repurchase, at the original exercise price, any shares purchased under such options if the optionee's service relationship with us terminates before the shares are vested. The 1998 Stock Plan terminated upon the closing of our initial public offering. Options granted under the 2000 Stock Plan will not be exercisable prior to vesting.

     OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

                           SHARES                                SHARES UNDERLYING           VALUE OF UNEXERCISED
                          ACQUIRED                            UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                             ON                                  DECEMBER 31, 1999             DECEMBER 31, 1999
                         EXERCISE OF   VALUE REALIZED FOR   ---------------------------   ---------------------------
         NAME              OPTIONS     EXERCISED OPTIONS    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
         ----            -----------   ------------------   -----------   -------------   -----------   -------------
Richard N. Tinsley.....         --         $       --              --           --        $       --        $
P. Kingston Duffie.....         --                 --              --           --                --
Eric J. Andrews........         --                 --              --           --                --
M. Denise Savoie.......         --                 --              --           --                --
Michael A.
  Crumlin(1)...........    142,500          4,061,250         142,500           --         4,061,250          --

---------------
(1) All shares acquired by Mr. Crumlin were unvested as of December 31, 1999 and subject to an option in favor of Turnstone Systems to repurchase unvested shares at their original purchase price in the event of a termination of Mr. Crumlin's employment. All unexercised options held by Mr. Crumlin as of December 31, 1999 were unvested. Under the terms of the 1998 Stock Plan under which Mr. Crumlin's options were issued, all of Mr. Crumlin's options were immediately exercisable subject to Turnstone Systems' right to repurchase the shares in the event of a termination of Mr. Crumlin's employment.

            EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

     Our 1998 Stock Plan and our 2000 Stock Plan provide, under some circumstances, for accelerated vesting upon a change of control of Turnstone Systems. In the event we are acquired in a merger or asset purchase, each outstanding option and stock purchase right granted under the 1998 Stock Plan and the 2000 Stock Plan will vest to the extent that the option or stock purchase right would have been vested on the date twelve months following the effectiveness of the acquisition, and the successor corporation will assume or substitute an equivalent option for each outstanding option under the 1998 Stock Plan and the 2000 Stock Plan. In the event that the successor corporation refuses to assume or issue an equivalent option for each outstanding option, these options will become fully vested. Following an assumption or substitution in connection with a merger, if the successor corporation terminates an optionholder's status as an employee or consultant, other than for cause, within twelve months following the merger, then the optionholder's options will become fully vested. Furthermore, in event of a merger, options or stock purchase rights held by an outside director will become fully vested.

     In January 1998, Richard N. Tinsley and P. Kingston Duffie each purchased 3,027,145 shares of our common stock, and M. Denise Savoie purchased 2,421,210 shares of our common stock under founders' restricted stock purchase agreements. These agreements contain vesting provisions that give us the option to repurchase unvested shares at the original purchase price if the purchaser's service to the company is terminated. Upon a change of control of Turnstone Systems, in each case, 75% of their shares that have not yet vested will vest and will no longer be subject to repurchase by us. If his or her employment with the surviving corporation is terminated within twelve months following the change of control, then all of his or her shares that have not yet vested will vest and will no longer be subject to repurchase. Each month, 1/48 of the total shares purchased by each of these individuals becomes vested. All of Mr. Tinsley's shares and all of Mr. Duffie's shares will be fully vested on October 1, 2001. All of Ms. Savoie's shares will be fully vested on January 19, 2002.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, this report of the compensation committee of the board of directors shall not be deemed "filed" with the Commission or "soliciting material" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

     The compensation committee of the board of directors establishes our general compensation policies and the compensation plans and the specific compensation levels for senior executives, including our chief executive officer.

  General Compensation Philosophy

     The primary objectives of our executive compensation policies include the following:

     - To attract, motivate, and retain a highly qualified executive management team;

     - To link executive compensation to our financial performance as well as to define individual management objectives established by the committee;

     - To compensate competitively with the practices of similarly situated technology companies; and

     - To create management incentives designed to enhance stockholder value.

     We compete in an aggressive and dynamic industry and, as a result, believes that finding, motivating, and retaining quality employees, particularly senior managers, sales personnel, and technical personnel are key factors to our future success. Our compensation philosophy seeks to align the interests of stockholders and management by tying compensation to our financial performance, either directly in the form of salary and bonuses paid in cash or indirectly in the form of appreciation of stock options and in certain instances, restricted stock granted to principal executive officers.

CASH COMPENSATION

     We seek to provide cash compensation to our executive officers, including base salary and an annual cash bonus, at levels that are commensurate with cash compensation of executives with comparable responsibility at similarly situated technology companies. Annual increases in base salary are determined on an individual basis based on market data and a review of the officer's performance and contribution to various individual, departmental, and corporate objectives. Cash bonuses are intended to provide additional incentives to achieve such objectives.

     The salaries and cash bonuses of each of our executive officers, other than the chief executive officer, were determined by the board of directors, upon the recommendation of the chief executive officer. The chief executive officer's base salary was determined by the board of directors, upon the recommendation of the committee. Richard N. Tinsley has served as the Company's president and chief executive officer since January 1998. During 1999, Mr. Tinsley's base annual salary was $191,265. Mr. Tinsley's base annual salary in fiscal 2000 will be $190,000.

     Mr. Tinsley also received $114,759 as an incentive cash bonus in during 1999. Additionally, P. Kingston Duffie, chief technology officer received $57,548, Eric J. Andrews, vice president of marketing and M. Denise Savoie, chief financial officer and vice president of business operations each received $53,711 and Michael A. Crumlin, vice president of sales received $138,388 in cash bonus compensation. The compensation committee sets new goals for each of our executives as a whole each fiscal year on the basis of past performance and objective for the next fiscal year.

     Based on a review of public company proxy data, compensation data supplied by independent executive compensation research and consulting firms, and other relevant market data, the committee believes that cash compensation paid to our executive officers, including our chief executive officer, were generally consistent with amounts paid to officers with similar responsibilities at similarly situated technology companies. We note that competition for qualified management and technical personnel in the technology industry is extremely intense, and we expect such competition to remain intense for the foreseeable future. As a result, in order to insure access to qualified personnel, we believe that it will continue to be necessary to provide compensation packages, consisting of cash compensation and equity incentives, that are at least competitive with, and in certain instances superior to, compensation paid by other technology companies.

EQUITY-BASED COMPENSATION

     Stock Options. Stock options are periodically granted to provide additional incentive to executives and other employees to maximize long-term total return to our stockholders. Stock options are a particularly strong incentive because they are valuable to employees only if the fair market value of our common stock increases above the exercise price, which is set at the fair market value of our common stock on the date the option is granted. In addition, employees must remain employed by us for a fixed period of time in order for the options to vest fully. Options generally vest over a four year period to encourage option holders to continue in our employ.

     All of the options granted in the year ended December, 1999 were approved by the stock option grant committee, pursuant to its delegated authority, or the full board of directors. In making its determinations, the committee considers the executive's position at the Company, such executive's individual performance, the number of options held (if any) and the extent to which such options are vested, and any other factors that the committee may deem relevant.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code limits the federal income tax deductibility of compensation paid to our chief executive officer and to each of the other four most highly-compensated executive officers. We may deduct such compensation only to the extent that during any fiscal year the compensation paid to such individual does not exceed $1 million or meet certain specified conditions (including stockholder approval). Based on the our current compensation plans and policies and proposed regulations interpreting this provision of the Code, we believe that, for the near future, there is little risk that we will lose any significant tax deduction for executive compensation.

                                          THE COMPENSATION COMMITTEE

                                          John K. Peters
                                          Geoffrey Y. Yang

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our officers and directors and persons who own more than 10% of a registered class of our equity securities file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission. These officers, directors, and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. We were not yet a reporting company under the Securities Exchange Act during fiscal 1999, and none of our officers, directors, or stock holders were required to make any filings. Based solely on our review of the copies of forms we have received, or written representations from certain reporting persons, we believe that all of our executive officers and directors have complied with all applicable filing requirements since the date of our initial public offering.

                              CERTAIN TRANSACTIONS

     The following is a description of transactions since January 1999 to which we have been a party, in which the amount involved in the transaction exceeds $60,000 and in which any director, executive officer or holder of more than 5% of our capital stock had or will have a direct or indirect material interest other than compensation arrangements which are otherwise described under "Employment Agreements and Change in Control Agreements."

     In January 1999, we sold shares of our Series B Preferred stock to our venture capital investors, two of which are affiliated with members of our Board of Directors. The purchase price was $1.95 per share.

                        STOCKHOLDER                            SHARES
                        -----------                           ---------
Entities associated with our directors
  Entities Associated with Institutional Venture Partners...  1,213,882
  Entities Associated with Matrix Partners..................  1,213,882
Entities Associated with Benchmark Capital..................    480,496

     Andrew W. Verhalen, one of our directors, is a managing member of Matrix V Management Co., LLC, the general partner of each of the entities affiliated with Matrix Partners, one of our investors. Geoffrey Y. Yang, another director, is a general partner of Institutional Venture Partners. The entities associated with Benchmark Capital own more than 5% of our capital stock.

                              COMPANY PERFORMANCE

     Notwithstanding any statement to the contrary in any of our previous or future filings with the Securities and Exchange Commission, the following information relating to the price performance of our common stock shall not be deemed "filed" with the Commission or "soliciting material" under the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any such filings.

     Our registration statement covering our initial public offering became effective January 31, 2000, and our common stock began trading on the Nasdaq National Market on February 1, 2000. There was no public market for our common stock at the end of our last fiscal year. We have therefore omitted a performance comparison of our common stock for such period. We have never paid dividends on our common stock and have no present plans to do so.

                                 OTHER MATTERS

     We know of no other matters to be submitted at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the board of directors may recommend.

     It is important that your shares be represented at the annual meeting, regardless of the number of shares which you hold. You are, therefore, urged to mark, sign, date, and return the accompanying proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose.

                                          For the Board of Directors
                                          TURNSTONE SYSTEMS, INC.

                                          /s/ M. Denise Savoie
                                          M. Denise Savoie
                                          Assistant Secretary

Dated: April 12, 2000

TSTN-PS-2000

                                    APPENDIX

                             TURNSTONE SYSTEMS, INC.

                                2000 STOCK PLAN



      1. Purposes of the Plan. The purposes of this 2000 Stock Plan are:

            - to attract and retain the best available personnel for positions of substantial responsibility,

            - to provide additional incentive to Employees, Directors and Consultants, and

            -     to promote the success of the Company's business.

            Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

      2. Definitions. As used herein, the following definitions shall apply:

            (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 4 of the Plan.

            (b) "Applicable Laws" means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

            (c) "Board" means the Board of Directors of the Company.

            (d) "Cause" means (i) any act of personal dishonesty taken by the Optionee in connection with his responsibilities as an Employee which is intended to result in personal enrichment of the Optionee, (ii) the Optionee's conviction of a felony, (iii) any act by the Optionee that constitutes misconduct, and (iv) continued violations by the Optionee of the Optionee's obligations to the Company.

            (e) "Code" means the Internal Revenue Code of 1986, as amended.

            (f) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

            (g) "Common Stock" means the common stock of the Company.

            (h) "Company" means Turnstone Systems, Inc., a Delaware corporation.

            (i) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

            (j) "Director" means a member of the Board.

            (k) "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

            (l) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (n) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                     (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                     (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                     (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            (o) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            (p) "Inside Director" means a Director who is an Employee.

            (q) "IPO Effective Date" means the date upon which the Securities and Exchange Commission declares the initial public offering of the Company's Common Stock as effective.

            (r) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            (s) "Notice of Grant" means a written or electronic notice evidencing certain times and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

            (t) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

            (u) "Option" means a stock option granted pursuant to the Plan.

            (v) "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

            (w) "Option Exchange Program" means a program whereby outstanding Options are surrendered in exchange for Options with a lower exercise price.

            (x) "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

            (y) "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

            (z) "Outside Director" means a Director who is not an Employee and who is not the "beneficial owner" (as defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing 1% or more of the total voting power represented by the Company's outstanding voting securities on the date of any grant hereunder.

            (aa) "Plan" means this 2000 Stock Option Plan, as amended and restated.

            (bb) "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

            (cc) "Restricted Stock Purchase Agreement" means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

            (dd) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

            (ee) "Section 16(b) " means Section 16(b) of the Exchange Act.

            (ff)  "Service Provider" means an Employee, Director or Consultant.

            (gg) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

            (hh) "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

            (ii) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

      3. Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 5,000,000 Shares, plus the Shares available for future issuance under the Turnstone Systems, Inc. 1998 Stock Plan (the "1998 Stock Plan") as of the effective date of this Plan and any Shares returned to the 1998 Stock Plan. The number of Shares reserved for issuance under the Plan shall increase annually on the first day of the Company's fiscal year beginning in 2000 by an amount of Shares equal to the lesser of (i) 5,000,000 Shares, (ii) 6% of the outstanding Shares on such date or (iii) an amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock.

            If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

      4. Administration of the Plan.

            (a) Procedure.

                     (i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

                     (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                     (iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                     (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

            (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                     (i) to determine the Fair Market Value;

                     (ii) to select the Service Providers to whom Options and Stock Purchase Rights may be granted hereunder;

                     (iii) to determine the number of shares of Common Stock to be covered by each Option and Stock Purchase Right granted hereunder;

                     (iv) to approve forms of agreement for use under the Plan;

                     (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                     (vi) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                     (vii) to institute an Option Exchange Program;

                     (viii) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

                     (ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                     (x) to modify or amend each Option or Stock Purchase Right (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                     (xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                     (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option or Stock Purchase Right previously granted by the Administrator;

                     (xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

            (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

      5. Eligibility. Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

      6. Limitations.

            (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

            (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without Cause.

            (c) The following limitations shall apply to grants of Options:

                     (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 Shares.

                     (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 2,000,000 Shares, which shall not count against the limit, set forth in subsection (i) above.

                     (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14.

                     (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

      7. Term of Plan. Subject to Section 20 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

      8. Term of Option. The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

      9. Option Exercise Price and Consideration.

            (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                     (i) In the case of an Incentive Stock Option

                        (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                        (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                     (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                     (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

            (b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

            (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                     (i) cash;

                     (ii) check;

                     (iii) promissory note;

                     (iv) other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                     (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                     (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                     (vii) any combination of the foregoing methods of payment;
or

                     (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

      10. Exercise of Option.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

                  Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Relationship as a Service Provider. Subject to
Section 14, if an Optionee ceases to be a Service Provider (but not in the event of an Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the ninety-first (91st) day following such change of status) or from Consultant to Employee), such Optionee may, but only within such period of time as is specified in the Option Agreement (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that Optionee was entitled to exercise it at the date of such termination. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Option is vested on the date of termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

            (e) Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

      11. Stock Purchase Rights.

            (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

            (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

            (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

            (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

      12. Non-Transferability of Options and Stock Purchase Rights. Unless determined otherwise by the Administrator, an Option or Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate.

      13. Formula Option Grants to Outside Directors. Outside Directors shall be granted Options each year in accordance with the following provisions:

            (a) All Options granted pursuant to this Section shall be Nonstatutory Stock Options and, except as otherwise provided herein, shall be subject to the other terms and conditions of the Plan.

            (b) Except as provided in subsection (d) below, each person who first becomes an Outside Director on or after the IPO Effective Date, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy shall be automatically granted an Option to purchase up to 30,000 Shares (the "First Option"), as determined by the Board in its sole and absolute discretion, on the date he or she first becomes an Outside Director; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

            (c) Except as provided in subsection (d) below, each Outside Director shall be automatically granted an Option to purchase up to 10,000 Shares (a "Subsequent Option") following each annual meeting of the stockholders of the Company occurring after the end of the Company's fiscal year 2000, if immediately after such meeting, he or she shall continue to serve on the Board and shall have served on the Board for at least the preceding six (6) months.

            (d) Notwithstanding the provisions of subsections (b) and (c) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan in accordance with Section 20 hereof shall be conditioned upon obtaining such stockholder approval of the Plan in accordance with Section 20 hereof.

            (e) The terms of each First Option granted pursuant to this Section shall be as follows:

                     (i) the term of the Option shall be ten (10) years.

                     (ii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

                     (iii) the Option shall vest and become exercisable in three
(3) equal annual installments on each of the first three anniversaries of its date of grant; provided that the Outside Director shall continue to serve on the Board on such dates.

            (f) The terms of each Subsequent Option granted pursuant to this Section shall be as follows:

                     (i) the term of the Option shall be ten (10) years.

                     (ii) the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Option.

                     (iii) the Option shall vest and become exercisable on the first anniversary of the date that all stock options have vested that were granted to the Outside Director by the Company before the Option; provided, however, that the Option shall in all events vest and become exercisable on the last day of its ten-year term; provided, further, that in each case the Outside Director shall continue to serve on the Board on such date.

      14. Adjustments Upon Changes in Capitalization, Merger or Asset Sale.

            (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option or Stock Purchase Right until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option or Stock Purchase Right would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

            (c) Merger or Asset Sale.

                     (i) General. Subject to subsections (ii) and (iii) below, in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company (a "Merger"), each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation (the "Successor Corporation"). In the event that the Successor Corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock

Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Merger, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this Section 14(c), the Option or Stock Purchase Right shall be considered assumed if, following the Merger, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the Merger, the consideration (whether stock, cash, or other securities or property) received in the Merger by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Merger is not solely common stock of the Successor Corporation or its Parent, the Administrator may, with the consent of the Successor Corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the Successor Corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Merger.

                     (ii) Employee and Consultant Options.

                        (A) General. In the event of a Merger in which the stockholders immediately prior to the Merger hold less than 50% of the outstanding voting equity securities of the Successor Corporation immediately after such Merger (a "Change of Control Merger"), then (i) the vesting of each outstanding Option and Stock Purchase Right shall be deemed vested to the extent each such outstanding Option and Stock Purchase Right would have been vested on the date twelve (12) months following the effectiveness of the Change of Control Merger and (ii) each outstanding Option and Stock Purchase Right held by an Employee or Consultant (and granted to such person in such capacity) shall be assumed or an equivalent option or right substituted by the Successor Corporation. In the event that the Successor Corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Employee or Consultant shall, as set forth in subsection (i) above, fully vest in and have the right to exercise such Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which the Employee or Consultant would not otherwise be vested or exercisable.

                        (B) Employee and Consultant Options Following Assumption or Substitution. Following an assumption or substitution in connection with a Merger or Change of Control Merger, if an Employee or Consultant's status as an Employee (or employee) or Consultant (or consultant) of the Successor Corporation, as applicable, is terminated by the Successor Corporation as a result of an involuntary termination (other than for Cause) within twelve months following the Merger, the Optionee shall fully vest in and have the right to exercise Optionee's Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which Optionee would not otherwise be vested or exercisable. Thereafter, the Option or Stock Purchase Right shall remain exercisable in accordance with Section 10.

                     (iii) Outside Director Options. In the event of a Change of Control Merger, each outstanding Option and Stock Purchase Right held by an Outside Director (and granted to such person in such capacity) shall fully vest as to all of the Optioned Stock, including Shares as to which the Outside Director would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable as provided in this paragraph, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period.

      15. Date of Grant. The date of grant of an Option or Stock Purchase Right shall be, for all purposes, the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

      16. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

            (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

            (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

      17. Conditions Upon Issuance of Shares.

            (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Purchase Right unless the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            (b) Investment Representations. As a condition to the exercise of an Option or Stock Purchase Right, the Company may require the person exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

      18. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      19. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      20. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                            TURNSTONE SYSTEMS, INC.

                                 2000 STOCK PLAN

                             STOCK OPTION AGREEMENT

      Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.    NOTICE OF STOCK OPTION GRANT

      [Optionee's Name and Address]

      You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

      Grant Number                  ______________________________

      Date of Grant                 ______________________________

      Vesting Commencement Date     ______________________________

      Exercise Price per Share      $_____________________________

      Total Number of Shares Granted______________________________

      Total Exercise Price          $_____________________________

      Type of Option:               ___  Incentive Stock Option

                                    ___  Nonstatutory Stock Option

      Term/Expiration Date:         10 years from the Date of Grant


      Vesting Schedule:

      Subject to accelerated vesting as set forth in the Plan, this Option may be exercised, in whole or in part, in accordance with the following schedule:

      25% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/48 of the Shares subject to the Option shall vest each month thereafter, provided that on such dates the Optionee remains in Continuous status as a Service Provider on such dates.

      Termination Period:

      This Option may be exercised for three months after Optionee ceases to be a Service Provider. Upon the death or Disability of the Optionee, this Option may be exercised for twelve months after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.   AGREEMENT

      A.    Grant of Option.

            The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 15(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

            If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

      B.    Exercise of Option.

            (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

            (b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Stock Plan Administrator of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

                  No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

      C.    Method of Payment.

            Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

             1. cash; or

             2. check; or

             3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

             4. surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares; or

             5. a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement; or

            6. such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.


      D.    Non-Transferability of Option.

            This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

      E.    Term of Option.

            This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

      F.    Tax Consequences.

            Some of the federal tax consequences relating to this Option, as of the date of this Option, are set forth below. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. THE OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

      G.    Exercising the Option.

             1. Nonstatutory Stock Option. The Optionee may incur regular federal income tax liability upon exercise of a NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price. If the Optionee is an Employee or a former Employee, the Company will be required to withhold from his or her compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

             2. Incentive Stock Option. If this Option qualifies as an ISO, the Optionee will have no regular federal income tax liability upon its exercise, although the excess, if any, of the Fair Market Value of the Exercised Shares on the date of exercise over their aggregate Exercise Price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the Optionee to alternative minimum tax in the year of exercise. In the event that the Optionee ceases to be an Employee but remains a Service Provider, any Incentive Stock Option of the Optionee that remains unexercised shall cease to qualify as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option on the date three (3) months and one (1) day following such change of status.

             3. Disposition of Shares.

                  (a) NSO. If the Optionee holds NSO Shares for at least one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                  (b) ISO. If the Optionee holds ISO Shares for at least one year after exercise and two years after the grant date, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes. If the Optionee disposes of ISO Shares within one year after exercise or two years after the grant date, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the excess, if any, of the lesser of (A) the difference between the Fair Market Value of the Shares acquired on the date of exercise and the aggregate Exercise Price, or (B) the difference between the sale price of such Shares and the aggregate Exercise Price. Any additional gain will be taxed as capital gain, short-term or long-term depending on the period that the ISO Shares were held.

                  (c) Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.

      H.    Entire Agreement; Governing Law.

            The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.

      I.    NO GUARANTEE OF CONTINUED SERVICE.

      OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH

OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

      By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                                 TURNSTONE SYSTEMS, INC.


------------------------------------      --------------------------------------
Signature                                 By


------------------------------------      --------------------------------------
Print Name                                Title


------------------------------------
Residence Address


------------------------------------

                                CONSENT OF SPOUSE



      The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.




                                          --------------------------------------
                                          Spouse of Optionee

                                    EXHIBIT A

                             TURNSTONE SYSTEMS, INC.

                             2000 STOCK OPTION PLAN

                                 EXERCISE NOTICE

Turnstone Systems, Inc.
274 Ferguson Drive
Mountain View, CA  94043

Attention:  Corporate Secretary

      1. Exercise of Option. Effective as of today, ________________, 2000, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Turnstone Systems, Inc. (the "Company") under and pursuant to the Turnstone Systems, Inc. 2000 Stock Plan (the "Plan") and the Stock Option Agreement dated, _____ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

      2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares.

      3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

      4. Rights as Shareholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 13 of the Plan.

      5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

      6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of California.



Submitted by:                             Accepted by:

PURCHASER:                                TURNSTONE SYSTEMS, INC.


------------------------------------      --------------------------------------
Signature                                 By


------------------------------------      --------------------------------------
Print Name                                Its


Address:                                  Address:

------------------------------------      Turnstone Systems, Inc.
                                          274 Ferguson Drive
------------------------------------      Mountain View, CA  94043



                                          --------------------------------------
                                          Date Received

                                  DETACH HERE

                                     PROXY
                            TURNSTONE SYSTEMS, INC.
                               274 FERGUSON DRIVE
                        MOUNTAIN VIEW, CALIFORNIA 94043

     THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY'S BOARD OF DIRECTORS

     The undersigned holder of Common Stock of Turnstone Systems, Inc., a Delaware corporation (the "Company"), hereby appoints Richard N. Tinsley and M. Denise Savoie, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated on the reverse side of this proxy card, all of the shares of stock of the Company that the undersigned is entitled to vote at the Company's 2000 Annual Meeting of Stockholders, to be held on Wednesday, May 10, 2000, at 10:00 a.m., local time, at the Company's offices at 274 Ferguson Drive, Mountain View, California 94043 and at any adjournments or postponements thereof.

                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED

-----------                                                          -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE        SEE REVERSE
   SIDE                                                                 SIDE
-----------                                                          -----------

                                  DETACH HERE

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

1.  Election of Directors.

    NOMINEES: (01) Richard N. Tinsley and (02) P. Kingston Duffie

                         FOR       WITHHELD
                         [ ]         [ ]

    [ ]
       -----------------------------------------------------------
    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

                                                           FOR  AGAINST  ABSTAIN
2.  Approval of the Company's 2000 Stock Plan.             [ ]    [ ]      [ ]

3.  The appointment of KPMG LLP as independent public      FOR  AGAINST  ABSTAIN
    accountants.                                           [ ]    [ ]      [ ]

    In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

                              THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL DIRECTOR NOMINEES LISTED HEREIN, "FOR" THE APPROVAL OF THE 2000 STOCK PLAN AND "FOR" THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS.

                              PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND PROMPTLY RETURN IT IN THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED WITHIN THE UNITED STATES.


Signature:                                                  Date:
          -----------------------------------------------        ---------------

Signature:                                                  Date:
          -----------------------------------------------        ---------------